Exhibit 10.27
TRANSPORTATION SERVICE AGREEMENT
SYSTEM: Churchtown ☐ Holmesville ☐ North Trumbull ☑
***SELECT ONLY ONE***
     THIS AGREEMENT, made and entered into as of the 1st day of July, 2008, by and between COBRA PIPELINE CO., LTD. (“Company”) and NORTHEAST OHIO NATURAL GAS COMPANY (“NEO”), ORWELL NATURAL GAS COMPANY (“ONG”), and BRAINARD GAS CORP. (“BGC”) (NEO, ONG and BGC are hereinafter collectively referred to the “Customer”).
     WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
     Section 1. Transportation Service to be Rendered. In accordance with the provisions of the effective applicable transportation service provisions of Company’s Tariff, on file with the Public Utilities Commission of Ohio (PUCO), and the terms and conditions herein contained, Company shall receive the quantities of gas requested by Customer to be transported and shall redeliver said gas to Customer’s Delivery Point(s). The Point(s) of Receipt, Customer’s Delivery Point(s), the Maximum Daily Quantity (MDQ) if applicable and the quality of service shall be set forth in Section 7 of this Transportation Service Agreement.
     Section 2. Incorporation of Tariff Provisions. This Transportation Service Agreement shall be subject to the provisions of the Company’s Tariff PUCO No. 1, as the same may be amended or superseded from time to time, which is incorporated herein by this reference.
     Section 3. Regulation. This Transportation Service Agreement is contingent upon the receipt and continuation of all necessary regulatory approvals and authorizations. This Agreement shall become void or expire, as appropriate, if any necessary regulatory approval or authorization is not so received or continued.
     Section 4. Term. This Transportation Service Agreement shall become effective as of the 1st day of July, 2008 and shall continue in effect for a 15 year term unless terminated by the mutual consent of the Company and the Customer.
     Section 5. Notices. Any notices, except those relating to billing or interruption of service, required or permitted to be given hereunder shall be effective only if delivered personally to an officer or authorized representative of the party being notified, or if mailed by certified mail to the address provided in Section 7 of this Agreement.
     Section 6. Cancellation of Prior Agreements. This agreement supersedes and cancels, as of the effective date herein, any previous services agreements between the parties hereto.
     Section 7. Meter Data.
     RECEIPT: All points of receipt into the Cobra Pipeline Company System.
     DELIVERY: All points of delivery from Cobra Pipeline Company System to serve all of the NEO’s customers, ONG’s customers and BNG’s customers, as applicable.

TRANSPORTATION SERVICE AGREEMENT
SYSTEM: Churchtown ☐ Holmesville ☐ North Trumbull ☑
***SELECT ONLY ONE***
C. TRANSPORTATION SERVICE
     Quality of Service: FIRM (___) Maximum Daily Quantity (MDQ):                                         Dth
INTERRUPTIBLE (x)
     Production Gas Heat Content*:                      btu/cubic foot (attach latest sample test)
     Shrinkage: 3.5%; After a date not earlier than there years from the date of the Entry of the Public Utilities Commission approving Cobra’s Tariff, P.U.C.O. No. 1, and each calendar year thereafter during the term hereof as that term may be extended pursuant to Section 4 of this Transportation Service Agreement, Company may adjust this shrinkage to reflect its operating experience.
     Balancing Time Period: Monthly
     D. PROCESSING NAD COMPRESSION SERVICE* (applicable only if heat content is great than 1,120 Btu/cu.ft.):
     Accepted: (                    )
E. NOTICES

To Cobra:	To Customer:

Cobra Pipeline Co. Ltd.	Northeast Ohio Natural Gas
3511 Lost Nation Rd. Suite 213	P.O. Box 430
Willoughby, Ohio 44094	Lancaster, Ohio 43130
Attention: Customer Service	Attention: Stephanie Patton
Phone: 440-255-1945	Phone: 740-862-3300
Fax: 440-255-1985	Gas: 740-862-6330
E-Mail: swilliams@cobrapipeline.com	E-Mail: spatton@neogas.com

Brainard Gas Corp.
8500 Station Street, Suite 100
Mentor, Ohio 44060
Attention: Thomas J. Smith
Phone: 440-974-3770
Fax: 440-205-8528
E-Mail: tsmith13@sprynet.com

Orwell Natural Gas Company
8500 Station Street, #100
Mentor, Ohio 44060
Attention: Thomas J. Smith
Phone: 440-974-3770
Gas: 440-205-8528
E-Mail: tsmith13@sprynet.com

IN WITNESS WHEREOF, the parties hereto have accordingly and duly executed this Agreement as of the date hereinafter first mentioned.
COBRA PIPELINE CO., LTD. NORTHEAST OHIO NATURAL GAS COMPANY

By:	/s/ Richard M. Osborne Richard M. Osborne,	By:	/s/ Martin Whelan Martin Whelan, Vice President
Managing Member

ORWELL NATURAL GAS COMPANY

		By:	/s/ Thomas J. Smith

Thomas J. Smith, President

BRAINARD GAS CORP.

		By:	/s/ Thomas J. Smith Thomas J. Smith, President

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